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                            Prudential Mutual Funds
                        Supplement dated April 13, 1998

    The following information supplements the information contained in the Prospectus under 'Shareholder Guide--How to Buy Shares of the Fund.'

    Prudential Securities Incorporated is soliciting subscriptions for Class A, Class B, Class C and Class Z shares of the Fund during a subscription period which commenced March 26, 1998 and is currently expected to end on or about April 30, 1998. Monies will be due from investors on or about May 5, 1998.

    The Fund expects to commence the continuous offering of its shares on June 1, 1998.

    Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectuses to which this Supplement relates.

  Name of Fund                                               Prospectus Date
  ---------------------------------------------------        ---------------
  Prudential High Yield Total Return Fund, Inc.              March 16, 1998
  Prudential Real Estate Securities Fund                     March 20, 1998

MF980C-2 (4/13/98)